RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600


JORE INC
45000 HWY 93 S
RONAN MT 59864                                          CUSTOMER:  4424
                                                        AS OF:     07/13/01
                                                        PAGE 1

                           71 TIME CERTIFICATE 15374

ORIGINAL ISSUE DATE:    9/29/99                         INTEREST RATE:  6.000%
ORIGINAL ISSUE VALUE:   51,051.60                       MATURITY DATE:  9/28/01
LAST RENEWAL DATE:      9/28/00                         TERM:           365 DAYS
LAST RENEWAL VALUE:     53,583.40

                                *INTEREST ADVICE*


INTEREST TO BE PAID ON: 7/31/01                INTEREST PAID THIS TERM: 2,766.39
INTEREST TO BE PAID:    285.70
ON 07/31/01, INTEREST PAID 2001 WILL BE 1,951.93.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.


ON 08/01/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF
YOUR 71 TIME CERTIFICATE 15374 WILL BE 56,349.79.

RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN, MT 59864

PHONE: 406-676-4600

JORE INC
45000 HWY 93 S
RONAN MT 59864                                          CUSTOMER:  4424
                                                        AS OF:     06/22/01
                                                        PAGE 1

                            71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/00                        INTEREST RATE:  6.000%
ORIGINAL ISSUE VALUE:   69,513.62                       MATURITY DATE:  9/28/01
                                                        TERM:           365 DAYS

                            * INTEREST ADVICE*

INTEREST TO BE PAID ON: 7/10/01                INTEREST PAID THIS TERM: 2,458.97
INTEREST TO BE PAID:    353.19
ON 07/10/01, INTEREST PAID 2001 WILL BE 2,438.97.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 07/11/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 71,972.59.

RONAN STATE BAN~K
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
P 0 BOX 159
RONAN MT 59864                                                    CUSTOMER: 4424
                                                                 AS OF: 07/20/01
                                                                          PAGE 1

                            71 TIME CERTIFICATE 15767

                                                INTEREST RATE:          6.0000%
ORIGINAL ISSUE DATE:    12/11/00                MATURITY DATE:          9/28/01
ORIGINAL ISSUE VALUE:   69,513.62               TERM:                   365 DAYS

                                *INTEREST ADVICE*

INTEREST TO BE PAID ON: 08/10/01       INTEREST PAID THIS TERM:         2,825.73
INTEREST TO BE PAID:     366.76
ON 08/10/01, INTEREST PAID 2001 WILL BE 2,825.73.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 08/13/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 72,339.35.